SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2001

ITLA CAPITAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction	(Commission File No.)	(IRS Employer

of incorporation)		Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 551-0511

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
TRANSCRIPT OF PRESENTATION
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SIGNATURES

Item 9. Regulation FD Disclosure.

Forward-Looking Statements

     When used in this Current Report on Form 8-K and in future filings by ITLA Capital Corporation (the “Company”) with the Securities and Exchange Commission, in the Company’s press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Various factors could cause actual results to differ materially from the results anticipated or projected. These factors include, but are not limited to, the following: changes in economic conditions in the Company’s market areas; changes in policies by regulatory agencies; the impact of competitive loan products; loan demand risks; fluctuations in interest rates and operating results; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

     Set forth below is material expected to be presented at the Company’s Annual Meeting of Stockholders to be held on July 31, 2001.

TRANSCRIPT OF PRESENTATION

Slide	Title	Narrative

Opening: Fade in to logo

	Narrator voiceover	ITLA Chairman and Chief Executive Officer George Haligowski...

	George Haligowski	“In 1992, when I first became the Chairman of ITLA, it was my vision to be the best industrial bank operation in the state of California.

I am very proud to be able to say today that ITLA is the single best industrial bank in the state of California.”

	Multimedia fast paced introduction	Music

	Narrator voiceover	Once again Chairman and CEO George Haligowski...

	George Haligowski	“ITLA is a very unique bank because we are not an ordinary bank in the ordinary sense of the word. We are a professional sales organization.

What we basically do is we have one niche product. And that product is commercial real estate loans. We do commercial real estate loans better than anyone in the nation.”

1	“Our Net Income In 2000 was...” Narrator voice over	Our net income in 2000 was over 375 percent higher than any level of annual earnings while under the previous foreign ownership.”

2	Annual Performance Net Income Narrator voice over	As you can see, we have continued our track record of success by posting 5 consecutive years of record annual earnings. This represents over a 350% increase in annual net earning and an average annual EPS growth in excess of 15% since becoming a public company in 1995.

TRANSCRIPT OF PRESENTATION

Slide	Title	Narrative

3	Quarterly Performance Net Income Narrator voice over	One of our greatest achievements has been our ability to record 21 consecutive quarters of increasing record profitability since our IPO.

4	Summary of Loan Production Narrator voice over	Loan production totals $2.4 billion with 22 basis points of losses since going public in 1995. Since the start of Haligowski’s tenure as Chairman/CEO in 1992, loan production has been $2.9 billion with 20 basis points of losses.

5	Asset Growth Total Assets Narrator voice over	Over the past 5 years, ITLA’s balance sheet has grown over 160% to $1.41 billion. The most impressive fact is that our growth and expansion into new markets has been substantially financed internally via net earnings, without incurring any debt!

6	Real Estate Loan Portfolio (with bar chart) Narrator voice over	The foundation of our success has been our ability to continually grow and improve upon our real estate loan portfolio. During year 2000, our loan portfolio grew over 32%.

7	Composition of Real Estate Loan Portfolio Narrator voice over	While the properties within our portfolio remain quite diverse, they share the common bond of providing financially rewarding returns for our investments.

8	Real Estate Loan Portfolio (with pie chart) Narrator voice over	ITLA limits its exposure to interest rate risk by investing primarily in adjustable rate mortgages for its portfolio.

9	Operating Efficiency Narrator voice over	We have significantly improved operating efficiencies to 36% of net revenues and less than 1.7% of total assets.

Chairman/CEO George Haligowski...

TRANSCRIPT OF PRESENTATION

Slide	Title	Narrative

	George Haligowski	“ITLA’s operating statistics as it relates to our operating efficiencies are stellar. They are by far amongst the best in the industry. “Year after year, we are consistently rated in the top 1% of all banks and what it takes us to earn one dollar.

It takes us 36 cents to earn a dollar at ITLA compared to most banks which it takes about 60 cents to earn a dollar. We think that’s a stellar record!”

10	Full-Time Associate Count and Assets Per Associate

	George Haligowski	“Average associate load if you will, in terms of assets per employee at ITLA is north of eleven and a half million dollars. A typical bank would have about four and a half to five million dollars per employee.

11	Revenue Per Associate Narrator voice over	ITLA’s $1 million dollars revenue per associate is an unheard of statistic in the banking industry representing an increase of over 500% since 1992.

12	“We achieved our 5th consecutive year of record...” Narrator voice over	We achieved our 5th consecutive year of record breaking financial performance and have had approximately $100 million of capital formation since becoming a public company.

13	Regulatory Capital Narrator voice over	Imperial Capital Bank has been designated as Well capitalized for regulatory purposes. Other 2000 highlights include raising $14 million of additional capital through our Trust Preferred Securities Offerings, and since the inception of our stock repurchase program we have retired approximately 16% of the company’s outstanding common stock, thereby returning nearly $19 million of capital to our shareholders.

TRANSCRIPT OF PRESENTATION

Slide	Title	Narrative

14	ITLA Capital Corporation Stand Alone Balance Sheets Narrator voice over	We were able to complete the purchase of 100% of the equity and unsold public and private CMO’s of the ICCMAAC Trust 1999-1 on March 28, 2000.

15	Core Return on Average Assets Narrator voice over	ITLA was ranked 4th in the nation on our core return on average assets by SNL Securities in 2000.

16	Efficiency Ratio Narrator voice over	Our efficiency ratio was also ranked 8th in the nation by SNL Securities as well.

	Closing Narrator voice over	And what do we see as the cornerstone of our success? Well according to George Haligowski it starts at the top...

	George Haligowski	“ITLA’s culture is very unique in the banking industry in the fact that we’re not your ordinary bureaucratic bank. My senior management team are basically managing partners in the partner sense that they help me make the decisions and reach collective agreements on the things we do here. But the fact that they are also substantial owners of the company.

Matter of fact the entire overhang that currently exists between management and all the shares outstanding is about 11.5% s so management is indeed a substantial shareholder in the organization and therefore makes decisions that are not only good for themselves but definitely good for their shares and their shareholders because we are indeed in the same boat.

	Closing montage Narrator voice over	ITLA Capital Corporation continues to travel the road of financial growth and success with the future looking brighter than ever...

	George Haligowski	(Off camera questioner) “What would you specifically want to tell the market, what would you want to tell them about ITLA? George: Buy the stock... Laughs”. Cut to logo fade out.

SLIDE 1

SLIDE 2

ANNUAL PERFORMANCE

NET INCOME

$2.4
$4.8
$4.0
IPO
[$2.4]
$10.0
$12.5
$14.8
$16.2
$18.1
1992
1993
1994
1995
1996
1997
1998
1999
2000
Earnings Per Share
[$.52]
$1.36
$1.57
$1.89
$2.21
$2.51

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 3

QUARTERLY PERFORMANCE

NET INCOME
(IN MILLIONS)

$4.68
IPO
$0.10
3Q
1995
4Q
2000

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 4

SUMMARY OF
LOAN PRODUCTION

TOTAL CUMULATIVE PRODUCTION OF $2.9 BILLION

TOTAL CUMULATIVE LOSSES OF 20 BASIS POINTS

(dollars in millions)
$65
$169
$149
$175
IPO
$365
$442
$531
$394
$654
1992
1993
1994
1995
1996
1997
1998
1999
2000

*Note: Includes loans sold to third party investors.

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 5

ASSET GROWTH

TOTAL ASSETS

(in millions)
IPO
$534
$611
$810
$1,016
$1,033
$1,118
$1,415
9/30/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12 /31 /00

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 6

REAL ESTATE
LOAN PORTFOLIO

(in millions)
IPO
$454.2
$666.6
$819.9
$894.6
$973.9
$1,287.4
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00

WHERE *financial*
OPPORTUNITIES *begin...*

SLIDE 7

COMPOSITION OF
REAL ESTATE LOAN PORTFOLIO

December 31, 2000 **$1,287.4 million**

(dollars in millions)

Facility	Amount
Apartment	$389.9
Retail	214.4
Special Purpose/Hotel	124.5
Construction	95.2
1-4 family	136.5
Office	103.2
Other Commercial	145.4
Warehouse	31.3
Mixed Use	25.0
Mobile Home Park	13.6
Land	4.4
Franchise	4.0
	$1,287.4

WHERE *financial*
OPPORTUNITIES *begin...*

SLIDE 8

REAL ESTATE LOAN PORTFOLIO

December 31, 2000
(dollars in millions)
$1,287.4 million
Fixed
9%
21%
Fixed / Adjustable
Adjustable
70%

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 9

OPERATING EFFICIENCY

Core Efficiency Ratio
51.0%
44.3%
43.0%
47.6%
45.1
36.2%
41.9%
39.2%
38.7
35.9%
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
For the years ended December 31.

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 10

FULL-TIME ASSOCIATE COUNT
AND ASSETS PER ASSOCIATE

(dollars in millions)
FTA
Assets Per Associate
Associate Count
IPO
166
159
141
158
121
128
120
133
99
101
$2.2
$2.7
$3.3
$3.3
$5.0
$6.3
$8.4
$7.5
$10.4
$12.0
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00

(1) FTA at 12/31/98 includes transfers of ITLA Funding staff to Imperial effective 1/01/99

WHERE *financial*
OPPORTUNITIES *begin...*

SLIDE 11

REVENUE PER ASSOCIATE

AN ASTONISHING $1 MILLION PER ASSOCIATE WHICH IS UNHEARD OF IN THE BANKING INDUSTRY. THIS REPRESENTS AN INCREASE OF 500% SINCE 1992.

$36M
$125M
1992
2000
Annual Revenue
$195K
$1M
1992
2000
Revenue Per Associate

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 12

SLIDE 13

REGULATORY CAPITAL

IMPERIAL CAPITAL BANK

Imperial Capital Bank 11.6%
Well Capitalized 10.0%
Required Amount 8.0%

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 14

ITLA CAPITAL

CORPORATION

STAND ALONE BALANCE SHEETS

CONSOLIDATED	**$1,415,000,000**
IMPERIAL CAPITAL BANK	**$1,213,000,000**
IMPERIAL CAPITAL REAL ESTATE INVESTMENT TRUST	**$ 213,000,000**

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 15

CORE RETURN ON AVERAGE ASSETS

AS RANKED FOR CORE RETURN ON AVERAGE ASSETS
BY SNL SECURITIES 2000

Top 10 performers for 2000

Rank	Company Name (overall rank)	Ticker	Core ROAA (%)
1	Brookline Bancorp Inc. (MHC) (21)	BRKL	1.77
2	NASB Financial Inc. (10)	NASB	1.62
3	Washington Federal Inc. (16)	WFSL	1.61
4	ITLA Capital Corp. (19)	ITLA	1.47
5	American Financial Holdings Inc. (34)	AMFH	1.46
6	Roslyn Bancorp Inc. (2)	RSLN	1.44
7	Harbor Florida Bancshares Inc. (11)	HARB	1.43
8	Charter One Financial Inc. (11)	CF	1.41
8	Richmond County Financial Corp. (54)	RCBK	1.41
10	GreenPoint Financial Corp. (54)	GPT	1.39
	Median (top 100 thrifts)		**0.91**

Source: SNL Securities LC

WHERE *financial* OPPORTUNITIES *begin...*

SLIDE 16

EFFICIENCY RATIO

AS RANKED IN SNL SECURITIES FOR YEAR 2000

Top 10 performers for 2000

Rank	Company Name	Ticker	Efficiency ratio (%)
1	Washington Federal Inc.	WFSL	19.60
2	Hudson City Bancorp Inc. (MHC)	HCBK	30.55
3	Roslyn Bancorp Inc.	RSLN	31.55
4	Golden West Financial Corp.	GDW	32.64
5	New York Community Bancorp Inc.	NYCB	32.95
6	Astoria Financial Corp.	ASFC	32.97
7	Capital Federal Financial (MHC)	CFFN	33.77
8	ITLA Capital Corp.	ITLA	36.76
9	Brookline Bancorp Inc. (MHC)	BRKL	37.87
10	First Sentinel Bancorp Inc.	FSLA	38.98
	Median (top 100 thrifts)		**56.75**

Source: SNL Securities LC

WHERE *financial* OPPORTUNITIES *begin...*

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION

Date: July 31, 2001	By:	/s/ GEORGE W. HALIGOWSKI George W. Haligowski President and Chief Executive Officer